# Acute Alcoholic Hepatitis and Liver Support

Julie Thompson, MD
University of Minnesota

# AAH: How common is it?

- Frequency is not well characterized
- 10-35% of heavy drinkers?
- 20% in series of 1600 alcoholics who were biopsied
- Alcoholism estimated in 8% of US population:
  - US population = 316 million
  - 8%= 25 million
  - Estimate = 5 million in US

Basra. World J Hepatol 2011
Naveau. Hepatology 1997
McCullough. Am J Gastroenterol 1998

# A serious disease

- Mortality is high
- 197 patients, meta analysis:
  - mortality at 28 days = 34%
- 661 patients:
  - average follow up 160 d = 34% overall mortality
  - severe disease = 23% dead at 30 days

Mathurin. Gut 2011
Yu. World J Gastroenterol 2010

# Where we are now…

- Mortality hasn't significantly changed in 20 years
- Despite the profound economic and health impacts of the disease, little progress has been made

# Are there any treatments?

- STOPAH TRIAL: 4 groups, 1053 patients
  - Placebo, steroid+placebo, pentoxifylline+placebo, steroid+ pentoxifylline
- Inclusion criteria
  - Maddrey >32 < 3 months jaundice
  - Alcohol use within 4 weeks
- Outcomes
  - Modest benefit in survival in steroid arms at 28 days (mortality: steroid 13%: placebo 18%: OR 0.72, p<0.05)
  - No benefit in survival at 90 days (mortality: 29%) or at 1y (mortality 62%) from any drug or combination
  - No benefit of pentoxifylline at any point

Thursz et al NEJM April 2015

# ACUTE ALCOHOLIC HEPATITIS: A VICIOUS CASCADE

# The beginning of the vicious cascade


A
Alcohol
LPS
Gram-negative bacteria
LPS
Gram-negative bacteria
Sinusoids
Stellate cell
Kupffer cell
Hepatocyte
Space of Disse
LPS
B
LPS
MD2
TLR4
CD14
NADPH oxidase
ROS
ROS
Kupffer cell
ERK1/2
NF-κB
TRIF
EGR1
Cytokine genes
TNF-α
Interleukin-1
Interleukin-6
PDGF
TGF-β
Interleukin-10
Interleukin-8
MCP-1

Lucey. N Engl J Med 2009

University of Minnesota
Driven to Discover℠



LPS
MD2
TLR4
CD14
NADPH oxidase
ROS
ROS
Kupffer cell
ERK1/2
NF-κB
TRIF
EGR1
Cytokine genes
TNF-α
Interleukin-1
Interleukin-6
PDGF
TGF-β
Interleukin-10
MCP-1
Interleukin-8

Fever, anorexia, weight loss

Immune cell activation

Activation of stellate cells = fibrosis

Attract neutrophils & macrophages

Lucey. N Engl J Med 2009

# Key factors in the vicious cycle



Neoantigens
FAS
TNF-R
ER-Stress
Mitochondrial-Stress
Apoptosis
Radicals
Radicals
Fatty Acids
Cholestasis
Ethanol
Toxins
(Bile Acids etc.)
Toxins
(Bile Acids etc.)

Lucey. N Engl J Med 2009

# Alcoholic hepatitis cascade

- Results in multisystem organ failure
- Removal of albumin bound-toxins may improve liver function (bilirubin, ammonia, cyclic amino acids)
- If toxins are removed, this may facilitate a steady state, whereby a compensated state may be reestablished
- Aims are to modify hypermetabolic state, reduce inflammation and to interfere with fibrosis


LPS
MD2
CD14
NADPH oxidase
ROS
Kupffer cell
MCP-1
Interleukin-8
Can we interrupt this cascade with cellular therapy?
Fever, anorexia,
immune cell activation
Activation of
= fibrosis
Attract neutrophils & macrophages

# EXTRACORPOREAL LIVER ASSIST (ELAD)

# ELAD Cartridges: C3A Cell Bioreactor

**Proprietary C3A Cell Line**

- **Human:** No Animal or Safety Issues
- **Stable:** Can Be Stored, Grown in Unlimited Quantities and Shipped Worldwide
- **Immortal:** Retain Hepatocyte Functions for Continuous Treatment
  - A Set of ELAD Cartridges Used 17 Days on One Subject (Typically 5-Day Treatment)


VITAL THERAPIES ELAD CARTRIDGE
CAUTION - INVESTIGATIONAL DEVICE



---

**Cells Located in Space Between Hollow Fibers in Bioreactor**

- 440 Grams Cells; 30% of Normal Liver Mass
  in 4 Cartridges
- Plasma Flows Through Porous Hollow Fiber Membrane
- Toxins Processed and Metabolites Secreted Across Membrane to Plasma



# Modulation of Liver Inflammation

- Hepatocytes are a major source of acute-phase proteins (APPs), which dampen the harmful effects of inflammatory factors:
  - Hepatocytes respond to IL-1 and IL-6 by producing mediators of inflammatory resolution such as IL-1 receptor antagonist (IL-1Ra) and α1-antitrypsin (AAT)[4,8,9]
  - IL-1Ra and AAT mitigate systemic inflammation through competitive inhibition, protease inhibition, and blocking production of inflammatory signaling cascades[9,10]
  - This process is thought to be compromised in liver disease[6]
- Providing anti-inflammatory APPs and other immune modulators to the AILD patient could provide therapeutic benefit

6. Park JK, et al. 2015.
7. Bode JG, et al. 2012. Eur J Cell Biol.
8. Heinrich PC, et al. 1990. Biochem J 265.
9. Petrasek J, et el. 2012. J Clin Invest 122.
10. Bergin D, et al. 2012. Arch. Immunol. Ther. Exp.
11. Thursz MR, et al. 2015. N Engl J Med.

# Modulation of Liver Inflammation

- AILD involves unregulated systemic inflammation[1] and elevated plasma levels of inflammatory factors such as IL-1β, IL-6, lipopolysaccharide (LPS), and TNF-α[2-5]



LPS
MD2
TLR4
CD14
NADPH oxidase
ROS
ROS
Kupffer cell
ERK1/2
NF-κB
TRIF
EGR1
Cytokine genes
TNF-α
Interleukin-1
Interleukin-6
TGF-β
Interleukin-10
Interleukin-8
MCP-1

1. Louvet A, Mathurin P. 2015. Nat Rev Gastroenterol Hepatol
2. Kawaratani H, et al. 2013. Mediators Inflamm
3. Zamora Nava LE, et al. 2014. Ther Clin Risk Manag
4. Gabay C, et al. 1997. J Clin Invest
5. Lewis EC. 2012. Mol Med

# Modulation of Liver Inflammation

- VTL C3A cells secrete anti-inflammatory factors IL-1Ra and AAT
  - Constitutively
  - In response to co-incubation with IL-1β and IL-6
  - In response to LPS
- Response is dynamic
  - Temporal
  - Dose-dependent
- May represent one of multiple mechanisms for therapeutic benefit in AILD patients

# C3A Cells: Upregulation of IL-1Ra and AAT in Response to Inflammatory Stimulation



IL-1Ra
IL-1Ra (ng/mL)
25
20
15
10
5
0

| | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| IL-1β (ng/mL) | 0 | 1 | 10 | 100 | 0 | 0 | 0 | 1 | 1 | 1 | 10 | 10 | 10 | 100 | 100 | 100 |
| IL-6 (ng/mL) | 0 | 0 | 0 | 0 | 1 | 10 | 100 | 1 | 10 | 100 | 1 | 10 | 100 | 1 | 10 | 100 |
| 24 h | 0.9 | 1.2 | 1.2 | 1.2 | 1.2 | 0.9 | 1.1 | 3.3 | 3.2 | 3.0 | 3.0 | 3.1 | 4.1 | 3.0 | 4.1 | 3.2 |
| 54 h | 1.0 | 1.5 | 1.5 | 1.8 | 1.3 | 1.8 | 1.9 | 7.4 | 9.9 | 12.7 | 7.2 | 14.8 | 16.8 | 10.5 | 19.4 | 19.4 |

**Fig 1.** Monolayer C3A cell (1.3x10$^5$ cells/cm$^2$) secretion of IL-1Ra is upregulated in the combined presence of IL-6 and IL-1β and increases with exposure time. Results are mean ± SD, n=3 biological replicates (left-24 h, right-54 h for each pair of bars).



AAT
AAT (μg/mL)
10
9
8
7
6
5
4
3
2
1
0

| | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 0 | 1 | 10 | 100 | 0 | 0 | 0 | 1 | 1 | 1 | 10 | 10 | 10 | 100 | 100 | 100 |
| | 0 | 0 | 0 | 0 | 1 | 10 | 100 | 1 | 10 | 100 | 1 | 10 | 100 | 1 | 10 | 100 |
| 24 h | 0.8 | 1.0 | 1.1 | 1.1 | 1.0 | 0.9 | 1.2 | 1.2 | 1.2 | 1.3 | 1.3 | 1.3 | 1.4 | 1.5 | 1.7 | 1.6 |
| 54 h | 3.1 | 3.6 | 3.3 | 3.1 | 3.6 | 3.7 | 3.8 | 3.2 | 3.7 | 4.1 | 3.6 | 3.7 | 3.4 | 3.3 | 3.2 | 3.7 |

**Fig 2.** Monolayer C3A cell (1.3x10$^5$ cells/cm$^2$) secretion of AAT increases with time, but is not affected by exposure to IL-6 or IL-1β individually or in combination. Results are mean ± SD, n=3 biological replicates (left-24 h, right-54 h for each pair of bars).



IL-1Ra
IL-1Ra (pg/mL)
150
100
50
0
0.001
0.01
0.1
1
10
100
LPS (EU/mL)

**Fig 11.** Monolayer C3A cell (1.3x10$^5$ cells/cm$^2$) secretion of IL-1Ra is upregulated at 24 h in the presence of LPS. Results are single replicates of pooled triplicate wells (green line indicates untreated control response).



AAT
AAT (ng/mL)
800
600
400
200
0
0.001
0.01
0.1
1
10
100
LPS (EU/mL)

**Fig 12.** Monolayer C3A cell (1.3x10$^5$ cells/cm$^2$) secretion of AAT is upregulated at 24 h in the presence of higher concentrations of LPS. Results are single replicates of pooled triplicate wells (green line indicates untreated control response).

# Support of Hepatocellular Metabolic Function

- AAH/AILD are characterized by impaired liver function
  - Cell-based support of liver function could therefore be of therapeutic benefit if the cell therapy was demonstrated to provide metabolic functions required of normal hepatocytes, such as detoxification

# VTI-208: A RANDOMIZED, OPEN-LABEL, MULTICENTER, CONTROLLED STUDY TO ASSESS SAFETY AND EFFICACY OF ELAD® IN SUBJECTS WITH ALCOHOL-INDUCED LIVER DISEASE (AILD)

# The ELAD System

- **Human cell-based liver support system (biologic/medical device) designed to improve survival in liver failure**
  - Combination product regulated as a biologic by FDA (Center for Biologics Evaluation and Research); Advanced Therapy Medicinal Product by European Medicines Agency
- **Allogeneic cellular treatment: continuous treatment for 3-10 days**
  - Approximately 440 g of immortal human C3A liver cells (approximately 30% of normal human liver mass)
  - Grown in hollow-fiber bioreactors



4 ELAD Cartridges with VTL C3A Cells
ELAD
ELAD
ELAD
ELAD
Metabolic Support Glucose & Oxygen
Ultrafiltrate Pump
Ultrafiltrate Generator
Blood Pump
Heparin Infusion
ELAD Cartridge Support Circuit Centrifugal Pump
Cell Filter

# VTI-208 Clinical Sites

## 40 Sites Enrolled Subjects

**UNITED STATES**

- Albert Einstein Medical Center
- Baylor University Medical Center
- Beth Israel
- Capital Health Medical Center
- Cedars Sinai (LA)
- Cleveland Clinic
- Cleveland Clinic Florida
- Columbia University Medical Center
- Drexel University
- East Carolina University
- Emory University
- Georgetown University
- Maricopa Medical Center
- Methodist Dallas Medical Center
- Montefiore Medical Center
- New York University
- North Shore University Hospital (Long Island)
- Piedmont Atlanta Hospital
- Rush University Medical Center
- Rutgers University
- Southern California GI Liver Centers
- Swedish Medical Center (Seattle)
- Tampa General Hospital
- University of Mississippi
- University of Arizona
- University of Arkansas
- University of California at San Diego
- University of Minnesota
- University of Pittsburgh Medical Center
- University of Southern California
- University of Washington
- Westchester Medical Center

**AUSTRALIA**

- Flinders Medical Centre, Adelaide
- Sir Charles Gairdner, Perth
- Royal Prince Alfred Hospital, Sydney

**EUROPE**

- University of Birmingham (UK) Queen Elizabeth Hospital
- Royal Free Hospital London
- Cambridge University Hospital
- Royal Infirmary Edinburgh
- Kings College Hospital, London







# VTI-208 ELAD in AILD: Overview

- Open Label, Multicenter, International, Phase III
- 1:1 randomization: ELAD plus standard of care (SOC) vs SOC alone (Control)
- Primary Endpoint: Overall Survival up to at least Day 91
- Alcohol Induced Liver Decompensation (AILD)
- ELAD Treatment: 3-5 days
  - Stop ELAD after 72 hrs if T Bili increased > 25%

# VTI-208 ELAD in AILD: 208E Follow-Up

- Year 1: Phone calls at 6, 9, and 12 months
- Years 2-5: 1 phone call each year
- Data:
  - Survival
  - Cancer (especially liver)
  - Liver transplant
  - EQ-5D-5L Quality of Life questionnaire
- Mandatory

# Inclusion Criteria

1. Age ≥ 18 years
2. Total Bilirubin ≥ 8mg/dL
3. Clinical diagnosis of AILD, based on evidence (medical history, lab, family interview) or clinical judgment of temporal (≤ 6wks) and causal relationship between use of alcohol and this onset of symptoms
4. Clinical Dx of AILD is classified as either:
   - Severe AAH
     - Medical h/o alcohol abuse AND Maddrey score ≥32
     - AAH documented by liver bx, OR 2 or more of the following: hepatomegaly, ascites, AST>ALT, leukocytosis; OR
   - Alcohol-induced decompensation of chronic liver disease that is not AAH (as defined above), with
     - MELD 18-35; AND
     - Underlying chronic liver disease documented by liver biopsy and/or MH and/or lab

# Inclusion Criteria

5. Not eligible for liver transplant (OLT) during current hospitalization
6. Subject or LAR must provide Informed Consent
7. Subject must be eligible for SOC as defined by the Protocol

# Exclusion Criteria

1. Platelet < 40,000/mm3
2. INR > 3.5
3. MELD Score >35
4. AST >500 IU/L
5. Infection unresponsive to antibiotics
6. ≥ 20% Reduction of T Bili in previous 72 hr
   - Bilirubin must be measured at least 12 hr after any procedure that could alter serum bilirubin (e.g., PRBCs)
7. Hemodynamic instability, with evidence of diminished perfusion
   - SBP < 90 unresponsive to fluid and/or low-dose pressors
   - MAP < 60 unresponsive to fluid and/or low-dose pressors
   - Increasing requirements of vasopressors prior to Screening
   - Maximum vasopressor dose at Screening

# Exclusion Criteria

8. Active bleeding
   - Requirement of ≥ 2 units PRBCs to maintain stable Hb within 48h of Screening
9. Clinical evidence of liver size reduction due to cirrhosis:
   - Liver size of the craniocaudal diameter (sagittal view) < 10 cm when measured on midclavicular line, (or liver volume <750cc by CT scan if done during admission as standard of care), unless PI interpretation indicates otherwise
10. Occlusive PV thrombosis impairing hepatopetal flow or evidence of bile duct obstruction
11. Significant concomitant disease with life expectancy < 3 months:
    - Severe CV, CNS, or pulmonary disease
    - Cancer that has metastasized or has not yet been treated
12. End-stage renal disease requiring HD >8 wks

# Exclusion Criteria

13. Liver disease related to homozygous Hemochromatosis, Wilson's, Budd-Chiari Synd, NASH
14. Pregnancy (HCG) or lactation
15. Participation in another study within 1 month of enrollment (except observational studies provided safety/efficacy of ELAD® not affected)
16. Previous liver transplant
17. Previous enrolment in treatment phase of an ELAD® trial
18. DNR/DNI, or any advanced directive limiting SOC
19. Refusal to participate in the VTI-208E follow-up study
20. No address for follow-up home visits

# RESULTS FROM VTI 208

# Summary of Analysis Populations



Randomized (N=203)
Allocated to ELAD (n=96)
Received ELAD (n=94)
Received SOC (n=2)
Allocated to Control (n=107)
Received ELAD (n=1)
Received SOC (n=106)
Received >=72 hrs on ELAD (n=82), Discontinued before 72 hrs due to AE (n=6), by investigator (n=4), withdrew consent (n=1), other (n=1)
Analyzed:
• Safety: ELAD 94, Control 2
• PP: ELAD 82
Analyzed:
• Safety: ELAD 1, Control 106
• PP: Control 105

# Baseline Demographics: ITT Population

| Characteristic | ELAD Treatment (N=96) | Control (N=107) | Total (N=203) |
|---|---|---|---|
| | | | |
| Randomization Stratum, n (%) | | | |
| Subject has AILD that is classified as severe Acute Alcoholic Hepatitis | 92 (95.8) | 101 (94.4) | **193** (95.1) |
| Subject has AILD that is not classified as severe Acute Alcoholic Hepatitis | 4 (4.2) | 6 (5.6) | **10** (4.9) |

# Baseline Demographics: ITT Population

| Characteristic | ELAD Treatment (N=96) | Control (N=107) | Total (N=203) |
|---|---|---|---|
| **Age (years)** | | | |
| Mean (SD) | **46.5 (9.06)** | **44.8 (10.66)** | 45.6 (9.95) |
| Median | 48.0 | 45.0 | 46.0 |
| Min, Max | 25, 68 | 25, 67 | 25, 68 |
| | | | |
| **Age Category, n (%)** | | | |
| 18-35 years | **12 (12.5)** | **25 (23.4)** | 37 (18.2) |
| 36-50 years | 48 (50.0) | 49 (45.8) | 97 (47.8) |
| ≥51 years | 36 (37.5) | 33 (30.8) | 69 (34.0) |
| | | | |
| **Sex, n (%)** | | | |
| Male | 55 (57.3) | 65 (60.7) | 120 (59.1) |
| Female | 41 (42.7) | 42 (39.3) | 83 (40.9) |

# Baseline Disease Characteristics: ITT population

| Characteristic | ELAD Treatment (N=96) | Control (N=107) | Total (N=203) | p-value [1] |
|---|---|---|---|---|
| **Baseline Model for Endstage Liver Disease (MELD) score** | | | | |
| Mean (SD) | **27.6 (3.94)** | **27.1 (3.79)** | 27.3 (3.86) | 0.371 |
| Median | **27.0** | **27.0** | 27.0 | |
| Min, Max | 20, 35 | 20, 35 | 20, 35 | |
| Category, n (%): | | | | **0.100** |
| MELD Score <28 | **51 (53.1)** | **69 (64.5)** | 120 (59.1) | |
| MELD Score ≥28 | **45 (46.9)** | **38 (35.5)** | 83 (40.9) | |
| | | | | |
| **Serum Creatinine (mg/dL) at Baseline** | | | | |
| Mean (SD) | **1.09 (0.887)** | **0.93 (0.500)** | 1.01 (0.712) | **0.116** |
| Median | 0.89 | 0.80 | 0.84 | |
| Min, Max | 0.2, 6.2 | 0.1, 3.2 | 0.1, 6.2 | |
| | | | | |
| **Total Bilirubin (mg/dL) at Baseline** | | | | |
| Mean (SD) | **26.21 (9.678)** | **24.07 (8.317)** | 25.08 (9.027) | **0.092** |
| Median | 25.80 | 25.00 | 25.70 | |
| Min, Max | 9.3, 56.8 | 8.6, 44.6 | 8.6, 56.8 | |
| | | | | |
| **INR at Baseline** | | | | |
| Mean (SD) | 2.01 (0.567) | 2.05 (0.489) | 2.03 (0.526) | 0.580 |
| Median | 1.84 | 1.98 | 1.90 | |
| Min, Max | 1.0, 3.5 | 1.2, 3.4 | 1.0, 3.5 | |
| **Subject had dialysis at least twice in the past week, n (%)** | | | | |
| Yes | 2 (2.1) | 0 | 2 (1.0) | |
| No | 94 (97.9) | 107 (100) | 201 (99.0) | |

# Study Disposition: ITT Population

| Characteristic | ELAD Treatment (N=96) n (%) | Control (N=107) n (%) | Total (N=203) n (%) |
|---|---|---|---|
| | | | |
| Completed Study to End of Study Day 91 | | | |
| Yes | 50 (52.1) | 57 (53.3) | 107 (52.7) |
| No | 46 (47.9) | 50 (46.7) | 96 (47.3) |
| | | | |
| Primary Reason for Early Discontinuation from the Study | | | |
| AE/SAE | 0 | 1 (0.9) | 1 (0.5) |
| Lost to follow-up//non-compliance | 5 (5.2) | 4 (3.7) | 9 (4.4) |
| Withdrew consent | 1 (1.0) | 7 (6.5) | 8 (3.9) |
| Death | 37 (38.5) | 37 (34.6) | 74 (36.5) |
| Liver transplant | 0 | 0 | 0 |
| Other | 3 (3.1) | 1 (0.9) | 4 (2.0) |

Note: Percentages are based on the number of subjects randomized within each treatment group. Subjects 33-04, 19-02 were randomized to ELAD Treatment but did not receive ELAD; these subjects are included in the denominator for the ELAD Treatment group in the ITT population. Subject 05-02 was randomized to Control but received ELAD Treatment; this subject was included in the denominator for the Control group in the ITT population.

# Primary Endpoint
# Overall Survival, ITT population, including VTI-208E through 7/30/15

Vital_Therapies
VTL-00822_VTI-208

Figure 14.2.1a
Summary of Kaplan-Meier Analysis of Overall Survival
ITT Population



ELAD Treatment (N=96)
Control (N=107)
ELAD Treatment Subjects Censored: 50
Control Subjects Censored: 56
p-value [1] 0.904
Survival Distribution
0
10
20
30
40
50
60
70
80
90
100
Time (Days)
0
100
200
300
400
500
600
700
800
900

Note: Overall Survival includes data up to at least Study Day 91, with follow-up Protocol VTI-208E providing additional survival data up to a maximum of 5 years.
Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata.

\\fs1\syscon\cat\Vital_Therapies\VTL-00822_VTI-208\sas\programs\f-kmos.sas 2015-08-18 9:49

# Primary Endpoint
# Overall Survival, PP population, including VTI-208E

Figure 14.2.1c
Summary of Kaplan-Meier Analysis of Overall Survival
PP Population


ELAD Treatment (N=82)
Control (N=105)
ELAD Treatment Subjects Censored: 47
Control Subjects Censored: 56
p-value [1] 0.523
Survival Distribution
100
90
80
70
60
50
40
30
20
10
0
0
100
200
300
400
500
600
700
800
900
Time (Days)

Note: Overall Survival includes data up to at least Study Day 91, with follow-up Protocol VTI-208E providing additional survival data up to a maximum of 5 years.
Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata.

\\fs1\syscon\dat\Vital_Therapies\VTL-00822_VTI-208\sas\programs\f-kmos.sas 2015-08-18 9:49

# PREDEFINED SUBGROUP ANALYSIS:
# MELD <28

# Demographics (1) MELD < 28

| Characteristic | ELAD Treatment (N=51) | Control (N=69) | Total (N=120) |
|---|---|---|---|
| Randomization Stratum, n (%) | | | |
| Subject has AILD that is classified as severe Acute Alcoholic Hepatitis | 47 (92.2) | 64 (92.8) | 111 (92.5) |
| Subject has AILD that is not classified as severe Acute Alcoholic Hepatitis | 4 (7.8) | 5 (7.2) | 9 (7.5) |
| Age (years) | | | |
| n | 51 | 69 | 120 |
| Mean (SD) | 45.6 (8.36) | 45.8 (10.70) | 45.7 (9.74) |
| Median | 46.0 | 47.0 | 47.0 |
| Min, Max | 28, 59 | 26, 67 | 26, 67 |
| Age Category, n (%) | | | |
| 18-35 years | 6 (11.8) | 17 (24.6) | 23 (19.2) |
| 36-50 years | 27 (52.9) | 28 (40.6) | 55 (45.8) |
| ≥51 years | 18 (35.3) | 24 (34.8) | 42 (35.0) |
| Sex, n (%) | | | |
| Male | 25 (49.0) | 40 (58.0) | 65 (54.2) |
| Female | 26 (51.0) | 29 (42.0) | 55 (45.8) |
| Ethnicity, n (%) | | | |
| Hispanic or Latino | 6 (11.8) | 9 (13.0) | 15 (12.5) |
| Not Hispanic or Latino | 45 (88.2) | 60 (87.0) | 105 (87.5) |
| Race, n (%) | | | |
| White | 44 (86.3) | 60 (87.0) | 104 (86.7) |
| Black or African American | 5 (9.8) | 4 (5.8) | 9 (7.5) |
| Asian | 0 | 1 (1.4) | 1 (0.8) |
| Native Hawaiian or Other Pacific Islander | 0 | 0 | 0 |
| American Indian or Alaska Native | 0 | 1 (1.4) | 1 (0.8) |
| Other | 2 (3.9) | 3 (4.3) | 5 (4.2) |

# Demographics (2) MELD <28

| Characteristic | ELAD Treatment (N=51) | Control (N=69) | Total (N=120) |
|---|---|---|---|
| Height (cm) [1] | | | |
| n | 45 | 64 | 109 |
| Mean (SD) | 170.1 (11.84) | 173.4 (10.54) | 172.0 (11.16) |
| Median | 170.0 | 173.0 | 172.0 |
| Min, Max | 144, 200 | 150, 193 | 144, 200 |
| Weight (kg) [1] | | | |
| n | 45 | 62 | 107 |
| Mean (SD) | 76.32 (21.518) | 85.96 (20.740) | 81.90 (21.508) |
| Median | 69.00 | 81.50 | 78.50 |
| Min, Max | 48.0, 160.0 | 52.6, 162.1 | 48.0, 162.1 |

# Liver disease characteristics (1) MELD < 28

| Characteristic | ELAD Treatment (N=51) | Control (N=69) | Total (N=120) | p-value [1] |
|---|---|---|---|---|
| **Medical treatments at Baseline, n (%):** | | | | |
| Steroids | 24 (47.1) | 39 (56.5) | 63 (52.5) | 0.305 |
| Pentoxifylline | 17 (33.3) | 21 (30.4) | 38 (31.7) | 0.736 |
| N-acetyl-cysteine | 2 (3.9) | 3 (4.3) | 5 (4.2) | 0.908 |
| **Baseline Model for Endstage Liver Disease (MELD) score** | | | | |
| Mean (SD) | 24.5 (1.87) | 24.7 (1.94) | 24.6 (1.91) | 0.464 |
| Median | 25.0 | 25.0 | 25.0 | |
| Min, Max | 20, 27 | 20, 27 | 20, 27 | |
| Category, n (%): | | | | - |
| MELD Score <28 | 51 (100) | 69 (100) | 120 (100) | |
| MELD Score ≥28 | 0 | 0 | 0 | |
| **Serum Creatinine (mg/dL) at Baseline** | | | | |
| Mean (SD) | 0.74 (0.246) | 0.75 (0.268) | 0.75 (0.258) | 0.924 |
| Median | 0.77 | 0.71 | 0.75 | |
| Min, Max | 0.3, 1.3 | 0.1, 1.4 | 0.1, 1.4 | |
| **Total Bilirubin (mg/dL) at Baseline** | | | | |
| Mean (SD) | 23.00 (7.925) | 22.10 (7.759) | 22.48 (7.810) | 0.533 |
| Median | 23.50 | 22.30 | 22.95 | |
| Min, Max | 9.4, 52.6 | 8.6, 37.9 | 8.6, 52.6 | |
| **INR at Baseline** | | | | |
| Mean (SD) | 1.78 (0.331) | 1.83 (0.359) | 1.81 (0.347) | 0.426 |
| Median | 1.70 | 1.80 | 1.80 | |
| Min, Max | 1.0, 2.5 | 1.2, 2.7 | 1.0, 2.7 | |

# Liver disease characteristics (2) MELD < 28

| Characteristic | ELAD Treatment (N=51) | Control (N=69) | Total (N=120) | p-value [1] |
|---|---|---|---|---|
| **Subject had dialysis at least twice in the past week, n (%)** | | | | |
| Yes | 0 | 0 | 0 | |
| No | 51 (100) | 69 (100) | 120 (100) | |
| **Baseline Maddrey Discriminant Function (MDF) score** | | | | |
| Mean (SD) | 59.5 (13.97) | 61.8 (18.00) | 60.8 (16.39) | 0.463 |
| Median | 58.0 | 59.0 | 58.0 | |
| Min, Max | 33, 92 | 32, 140 | 32, 140 | |
| **Prothrombin Time/PT (seconds) at Baseline** | | | | |
| Mean (SD) | 19.96 (3.394) | 20.50 (4.313) | 20.27 (3.942) | 0.456 |
| Median | 19.50 | 20.50 | 20.40 | |
| Min, Max | 13.1, 28.0 | 12.7, 38.5 | 12.7, 38.5 | |
| **Laboratory Control PT (seconds) at Baseline** | | | | |
| Mean (SD) | 12.02 (1.409) | 11.91 (1.312) | 11.96 (1.349) | 0.679 |
| Median | 11.50 | 11.30 | 11.35 | |
| Min, Max | 10.0, 15.5 | 10.0, 15.0 | 10.0, 15.5 | |
| **Total Bilirubin (mg/dL) at Baseline** | | | | |
| Mean (SD) | 23.00 (7.925) | 22.27 (7.976) | 22.58 (7.929) | 0.617 |
| Median | 23.50 | 22.30 | 22.95 | |
| Min, Max | 9.4, 52.6 | 8.6, 39.6 | 8.6, 52.6 | |

# Liver disease characteristics (3) MELD < 28

| Characteristic | ELAD Treatment (N=51) | Control (N=69) | Total (N=120) | p-value [1] |
|---|---|---|---|---|
| **On renal replacement therapy (hemodialysis, CVVHD, CVVH, peritoneal, etc) at randomization, n (%)** | | | | - |
| Yes | 0 | 0 | 0 | |
| No | 51 (100) | 69 (100) | 120 (100) | |
| **On vasopressors at Baseline, n (%)** | | | | 0.404 |
| Yes | 3 (5.9) | 7 (10.1) | 10 (8.3) | |
| No | 48 (94.1) | 62 (89.9) | 110 (91.7) | |
| **On ventilator / intubated at Baseline, n (%)** | | | | 0.038 |
| Yes | 5 (9.8) | 1 (1.4) | 6 (5.0) | |
| No | 46 (90.2) | 68 (98.6) | 114 (95.0) | |
| **Time since last alcohol consumpt (prior to date of current hosp adm) (days)** | | | | |
| Mean (SD) | 17.7 (13.68) | 16.9 (14.88) | 17.3 (14.33) | 0.760 |
| Median | 12.0 | 12.0 | 12.0 | |
| Min, Max | 3, 69 | 4, 94 | 3, 94 | |
| Category, n (%): | | | | 0.455 |
| 0-7 days | 14 (27.5) | 16 (23.2) | 30 (25.0) | |
| 8-14 days | 13 (25.5) | 27 (39.1) | 40 (33.3) | |
| 15 days-1 month | 16 (31.4) | 16 (23.2) | 32 (26.7) | |
| >1 month | 8 (15.7) | 10 (14.5) | 18 (15.0) | |
| **Time from hospital admission to randomization (days)** | | | | |
| Mean (SD) | 8.3 (5.79) | 7.8 (4.87) | 8.0 (5.27) | 0.594 |
| Median | 6.0 | 7.0 | 6.5 | |
| Min, Max | 2, 27 | 1, 25 | 1, 27 | |

# Subgroup Analyses: Overall Survival incl. VTI-208E: ITT Subjects with MELD < 28



Product-Limit Survival Estimates
With Number of Subjects at Risk
+ Censored
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
1 69 52 43 40 37 35 31 26 23 22 17 13 12 8 6 5 4
2 51 44 40 40 37 35 35 29 22 21 16 10 6 2 2 2 2
0
200
400
600
800
Analysis Value
Planned Treatment for Period 01
1: Control
2: ELAD Treatment

# PREDEFINED SUBGROUP ANALYSIS:
# AGE < MEDIAN (46.9 YRS)

# Subgroup Analyses: Overall Survival incl. VTI-208E: ITT

| By Age | Age < Median Years | | | Age $\geq$ Median Years | | |
|---|---|---|---|---|---|---|
| Survival Estimates | ELAD Treatment (N=43) | | Control (N=58) | ELAD Treatment (N=53) | | Control (N=49) |
| | | | | | | |
| Number (%) of Subjects who Died | **14 (32.6)** | | **26 (44.8)** | **32 (60.4)** | | **25 (51.0)** |
| Number (%) of Subjects Censored | 29 (67.4) | | 32 (55.2) | 21 (39.6) | | 24 (49.0) |
| Censored reason: Still Alive | 29 (67.4) | | 31 (53.4) | 20 (37.7) | | 22 (44.9) |
| Censored reason: Lost to Follow-Up | 0 | | 1 (1.7) | 1 (1.9) | | 2 (4.1) |
| Min, Max (days) | 6, 628 | | 6, 837 | 6, 860 | | 7, 843 |
| Min, Max for Non-Censored Subjects (days) | 6, 538 | | 7, 280 | 6, 223 | | 7, 230 |
| | | | | | | |
| Percentiles [95% CI] (days) [1] 25th | 183 [18, -] | | 49 [26, 125] | 21 [14, 30] | | 28 [20, 59] |
| Median | NA | | NA | **58 [30, -]** | | **147 [58, -]** |
| 75th | NA | | NA | NA | | NA |
| Hazard Ratio [95% CI] | | **0.634** [0.331, 1.217] | | | **1.347** [0.798, 2.275] | |
| p-value [2] | | **0.167** | | | **0.261** | |

# Subgroup Analyses: Overall Survival incl. VTI-208E: ITT Subjects < median age (46.9 yrs)



Product-Limit Survival Estimates
With Number of Subjects at Risk
+ Censored
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
1 58 42 38 35 29 27 22 19 16 14 12 9 8 4 3 3 2
2 43 36 35 34 30 29 29 24 14 13 9 4 3 0
0
200
400
600
800
Analysis Value
Planned Treatment for Period 01
1: Control
2: ELAD Treatment

# Liver Disease Characteristics < Median Age

| Characteristic | ELAD Treatment (N=43) | Control (N=58) | Total (N=101) | p-value [1] |
|---|---|---|---|---|
| **Medical treatments at Baseline, n (%):** | | | | |
| Steroids | 20 (46.5) | 27 (46.6) | 47 (46.5) | 0.997 |
| Pentoxifylline | 14 (32.6) | 27 (46.6) | 41 (40.6) | 0.157 |
| N-acetyl-cysteine | 3 (7.0) | 3 (5.2) | 6 (5.9) | 0.704 |
| **Baseline Model for Endstage Liver Disease (MELD) score** | | | | |
| Mean (SD) | 27.0 (3.27) | 27.8 (3.84) | 27.5 (3.61) | 0.306 |
| Median | 27.0 | 27.0 | 27.0 | |
| Min, Max | 20, 35 | 20, 35 | 20, 35 | |
| Category, n (%): | | | | 0.719 |
| MELD Score <28 | 26 (60.5) | 33 (56.9) | 59 (58.4) | |
| MELD Score ≥28 | 17 (39.5) | 25 (43.1) | 42 (41.6) | |
| **Serum Creatinine (mg/dL) at Baseline** | | | | |
| Mean (SD) | 0.92 (0.560) | 0.94 (0.582) | 0.93 (0.570) | 0.855 |
| Median | 0.84 | 0.80 | 0.80 | |
| Min, Max | 0.3, 3.2 | 0.1, 3.2 | 0.1, 3.2 | |
| **Total Bilirubin (mg/dL) at Baseline** | | | | |
| Mean (SD) | 24.78 (7.965) | 23.83 (9.423) | 24.23 (8.802) | 0.594 |
| Median | 24.40 | 22.80 | 23.90 | |
| Min, Max | 10.5, 56.8 | 8.6, 44.6 | 8.6, 56.8 | |
| **INR at Baseline** | | | | |
| Mean (SD) | 2.01 (0.487) | 2.17 (0.461) | 2.10 (0.477) | 0.090 |
| Median | 1.90 | 2.13 | 2.00 | |
| Min, Max | 1.2, 3.3 | 1.3, 3.2 | 1.2, 3.3 | |

# Liver Disease Characteristics < Median Age

| Characteristic | ELAD Treatment (N=43) | Control (N=58) | Total (N=101) | p-value [1] |
|---|---|---|---|---|
| Subject had dialysis at least twice in the past week, n (%) | | | | |
| Yes | 0 | 0 | 0 | |
| No | 43 (100) | 58 (100) | 101 (100) | |
| Baseline Maddrey Discriminant Function (MDF) score | | | | |
| n | 43 | 58 | 101 | |
| Mean (SD) | 71.3 (23.08) | 77.3 (22.18) | 74.8 (22.65) | 0.189 |
| Median | 67.0 | 76.0 | 72.0 | |
| Min, Max | 33, 127 | 32, 127 | 32, 127 | |
| Prothrombin Time/PT (seconds) at Baseline | | | | |
| n | 43 | 58 | 101 | |
| Mean (SD) | 22.22 (4.809) | 23.79 (4.442) | 23.12 (4.644) | 0.094 |
| Median | 21.60 | 23.45 | 22.50 | |
| Min, Max | 13.6, 34.1 | 14.0, 33.3 | 13.6, 34.1 | |
| Laboratory Control PT (seconds) at Baseline | | | | |
| n | 43 | 58 | 101 | |
| Mean (SD) | 12.10 (1.518) | 12.17 (1.315) | 12.14 (1.398) | 0.806 |
| Median | 11.50 | 11.80 | 11.70 | |
| Min, Max | 10.4, 15.5 | 10.4, 15.0 | 10.4, 15.5 | |
| Total Bilirubin (mg/dL) at Baseline | | | | |
| n | 43 | 58 | 101 | |
| Mean (SD) | 24.76 (7.986) | 23.86 (9.409) | 24.24 (8.801) | 0.614 |
| Median | 24.40 | 22.80 | 23.90 | |
| Min, Max | 10.5, 56.8 | 8.6, 44.6 | 8.6, 56.8 | |

# Liver Disease Characteristics < Median Age

| Characteristic | ELAD Treatment (N=43) | Control (N=58) | Total (N=101) | p-value [1] |
|---|---|---|---|---|
| On renal replacement therapy (hemodialysis, CVVHD, CVVH, peritoneal, etc) at randomization, n (%) | | | | - |
| Yes | 0 | 0 | 0 | |
| No | 43 (100) | 58 (100) | 101 (100) | |
| On vasopressors at Baseline, n (%) | | | | 0.318 |
| Yes | 5 (11.6) | 11 (19.0) | 16 (15.8) | |
| No | 38 (88.4) | 47 (81.0) | 85 (84.2) | |
| On ventilator / intubated at Baseline, n (%) | | | | 0.017 |
| Yes | 6 (14.0) | 1 (1.7) | 7 (6.9) | |
| No | 37 (86.0) | 57 (98.3) | 94 (93.1) | |
| Time since last alcohol consumption (prior to date of current hospital admission) (days) | | | | |
| n | 43 | 57 | 100 | |
| Mean (SD) | 17.8 (12.71) | 18.9 (16.69) | 18.4 (15.05) | 0.700 |
| Median | 15.0 | 14.0 | 14.0 | |
| Min, Max | 4, 69 | 3, 94 | 3, 94 | |
| Category, n (%): | | | | 0.757 |
| 0-7 days | 7 (16.3) | 13 (22.4) | 20 (19.8) | |
| 8-14 days | 14 (32.6) | 17 (29.3) | 31 (30.7) | |
| 15 days-1 month | 16 (37.2) | 17 (29.3) | 33 (32.7) | |
| >1 month | 6 (14.0) | 10 (17.2) | 16 (15.8) | |
| Time from hospital admission to randomization (days) | | | | |
| n | 43 | 58 | 101 | |
| Mean (SD) | 9.2 (5.66) | 9.7 (9.09) | 9.5 (7.78) | 0.766 |
| Median | 8.0 | 7.0 | 7.0 | |
| Min, Max | 2, 27 | 2, 61 | 2, 61 | |

# Demographics < median age

| Characteristic | ELAD Treatment (N=43) | Control (N=58) | Total (N=101) |
|---|---|---|---|
| Randomization Stratum, n (%) | | | |
| Subject has AILD that is classified as severe Acute Alcoholic Hepatitis | 42 (97.7) | 55 (94.8) | 97 (96.0) |
| Subject has AILD that is not classified as severe Acute Alcoholic Hepatitis | 1 (2.3) | 3 (5.2) | 4 (4.0) |
| Age (years) | | | |
| n | 43 | 58 | 101 |
| Mean (SD) | 38.2 (5.55) | 36.6 (5.93) | 37.3 (5.80) |
| Median | 39.0 | 37.0 | 39.0 |
| Min, Max | 25, 46 | 25, 46 | 25, 46 |
| Age Category, n (%) | | | |
| 18-35 years | 12 (27.9) | 25 (43.1) | 37 (36.6) |
| 36-50 years | 31 (72.1) | 33 (56.9) | 64 (63.4) |
| ≥51 years | 0 | 0 | 0 |
| Sex, n (%) | | | |
| Male | 22 (51.2) | 33 (56.9) | 55 (54.5) |
| Female | 21 (48.8) | 25 (43.1) | 46 (45.5) |
| Ethnicity, n (%) | | | |
| Hispanic or Latino | 10 (23.3) | 7 (12.1) | 17 (16.8) |
| Not Hispanic or Latino | 33 (76.7) | 51 (87.9) | 84 (83.2) |
| Race, n (%) | | | |
| White | 38 (88.4) | 50 (86.2) | 88 (87.1) |
| Black or African American | 3 (7.0) | 3 (5.2) | 6 (5.9) |
| Asian | 0 | 2 (3.4) | 2 (2.0) |
| Native Hawaiian or Other Pacific Islander | 0 | 0 | 0 |
| American Indian or Alaska Native | 0 | 1 (1.7) | 1 (1.0) |
| Other | 2 (4.7) | 2 (3.4) | 4 (4.0) |

# Safety Summary age < median (N = 101)

| Characteristic | ELAD Treatment (N=43) | Control (N=58) | Total (N=101) |
|---|---|---|---|
| Number (%) of Subjects Reporting Any TEAE | 43 (100) | 57 (98.3) | 100 (99.0) |
| Number of TEAEs | 837 | 830 | 1667 |
| Number (%) of Subjects Reporting Any TESAE | 29 (67.4) | 37 (63.8) | 66 (65.3) |
| Number of TESAEs | 65 | 83 | 148 |
| Subjects with TEAEs by Highest Severity [1], n (%) | | | |
| Mild | 1 (2.3) | 6 (10.3) | 7 (6.9) |
| Moderate | 17 (39.5) | 21 (36.2) | 38 (37.6) |
| Severe | 25 (58.1) | 30 (51.7) | 55 (54.5) |
| Subjects with TESAEs by Highest Severity [1], n (%) | | | |
| Mild | 0 | 1 (1.7) | 1 (1.0) |
| Moderate | 9 (20.9) | 8 (13.8) | 17 (16.8) |
| Severe | 20 (46.5) | 28 (48.3) | 48 (47.5) |
| Number (%) of Subjects Reporting at Least 1 ELAD-Related [2] TEAE | 30 (69.8) | 0 | 30 (29.7) |
| Related to ELAD Biologic | 2 (4.7) | 0 | 2 (2.0) |
| Related to ELAD Device | 11 (25.6) | 0 | 11 (10.9) |
| Related to ELAD Procedure | 15 (34.9) | 0 | 15 (14.9) |
| Unknown | 9 (20.9) | 0 | 9 (8.9) |
| **Number (%) of Subjects Reporting at Least 1 ELAD-Related [2] TESAE** | **9 (20.9)** | **N/A** | **9 (8.9)** |
| **Related to ELAD Biologic** | **0** | **N/A** | **0** |
| **Related to ELAD Device** | **2 (4.7)** | **N/A** | **2 (2.0)** |
| **Related to ELAD Procedure** | **4 (9.3)** | **N/A** | **4 (4.0)** |
| **Unknown** | **3 (7.0)** | **N/A** | **3 (3.0)** |
| Number (%) of Subjects with Any TEAE Leading to Premature Discontinuation of ELAD Treatment | 9 (20.9) | N/A | 9 (8.9) |
| Number (%) of Subjects with Any TESAE Leading to Premature Discontinuation of ELAD Treatment | 3 (7.0) | N/A | 3 (3.0) |

# Key Conclusions Data Summary
# Key Sub Groups

- MELD <28 (mean MELD 24.5 {59% 90-d survival}, mean age 45.7)

| | | | | |
|---|---|---|---|---|
| ITT Total N=120 | ELAD: N=51 | | Control: N=69 | |
| – HR: | 0.575 (1.74) | | | $p=0.077$ |
| – Proportion survivors (91d): | | ELAD: 80.4% | Control: 65.2% | $p=0.068$ |
| PP Total N=116 | ELAD: N=48 | | Control: N=68 | |
| – HR: | 0.538 (1.86) | | | $p=0.059$ |
| – Proportion survivors (91d): | | ELAD: 81.3% | Control: 66.2% | $p=0.074$ |

- Age <median (46.9 years), (mean MELD 27.5 {48% 90-d survival), mean age 37.3)

| | | | | |
|---|---|---|---|---|
| ITT Total N=101 | ELAD: N=43 | | Control: N=58 | |
| – HR: | 0.634 (1.58) | | | $p=0.167$ |
| – Proportion survivors (91d): | | ELAD: 81.4% | Control: 67.2% | $p=0.112$ |
| PP Total N=94 | ELAD: N=38 | | Control: N=56 | |
| – HR: | | | | p=0. |
| – Proportion survivors (91d): | | ELAD: 84.2% | Control: 67.9% | $p=0.074$ |

# PREDEFINED SUBGROUP ANALYSIS:
# MELD <28 AND AGE < 47 YRS

# Primary Endpoint
# Overall Survival, ITT population, including VTI-208E through 7/30/15
# Age < median years (46.9 yrs) *and* Baseline MELD <28

| Survival Estimates | ELAD Treatment (N=26) | | Control (N=33) |
|---|---|---|---|
| Number (%) of Subjects who Died | **4 (15.4)** | | **11 (33.3)** |
| Number (%) of Subjects Censored | 22 (84.6) | | 22 (66.7) |
| Censored reason: Still Alive | 22 (84.6) | | 21 (63.6) |
| Censored reason: Lost to Follow-Up | 0 | | 1 (3.0) |
| Min, Max (days) | 175, 609 | | 6, 837 |
| Min, Max for Non-Censored Subjects (days) | 175, 538 | | 9, 280 |
| Percentiles [95% CI] (days) [1] | | | |
| 25th | 538 [183, -] | | 101 [26, -] |
| Median | NA | | NA |
| 75th | NA | | NA |
| Hazard Ratio [95% CI] | | **0.374** [0.118, 1.184] | |
| p-value [2] | | **0.085** | |

# Primary Endpoint
# Overall Survival, ITT population, including VTI-208E through 7/30/15
# Age < median years (46.9yrs) *and* Baseline MELD <28

Figure 14.2.1.1a
Summary of Kaplan-Meier Analysis of Overall Survival for Subjects with Age <Median years and Baseline MELD <28
ITT Population


Survival Distribution
100
90
80
70
60
50
40
30
20
10
0
0
100
200
300
400
500
600
700
800
900
Time (Days)
ELAD Treatment (N=26)
Control (N=33)
ELAD Treatment Subjects Censored: 22
Control Subjects Censored: 22
p-value [1] 0.085

Note: Overall Survival includes data up to at least Study Day 91, with follow-up Protocol VTI-208E providing additional survival data up to a maximum of 5 years. Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata.

\\fs1\syscon\dat\Vital_Therapies\VTL-00822_VTI-208\sas\programs\f-kmos-subset.sas 2015-08-19 10:51

# Primary Endpoint
## Overall Survival, ITT population, up to Study Day 91
## Age < median years (46.9 yrs) *and* Baseline MELD <28

| Survival Estimates | ELAD Treatment (N=26) | Control (N=33) |
|---|---|---|
| Number (%) of Subjects who Died | **0** | **8 (24.2)** |
| Number (%) of Subjects Censored | 26 (100) | 25 (75.8) |
| Censored reason: Still Alive | 26 (100) | 24 (72.7) |
| Censored reason: Lost to Follow-Up | 0 | 1 (3.0) |
| Min, Max (days) | 91, 91 | 6, 91 |
| Min, Max for Non-Censored Subjects (days) | -, - | 9, 76 |
| Percentiles [95% CI] (days) [1] | | |
| 25th | NA | NA |
| Median | NA | NA |
| 75th | NA | NA |
| Hazard Ratio [95% CI] | **0.000** [0.000, -] | |
| p-value [2] | **0.006** | |

# Primary Endpoint
# Overall Survival, ITT population, up to Study Day 91
# Age < median years (46.9 yrs) *and* Baseline MELD <28

Vital_Therapies
VTL-00822_VTI-208

Page 1 of 1

Figure 14.2.2.1a
Summary of Kaplan-Meier Analysis of Overall Survival up to Study Day 91 for Subjects with Age <Median years and Baseline MELD <28
ITT Population



Survival Distribution
0
10
20
30
40
50
60
70
80
90
100
Time (Days)
ELAD Treatment (N=26)
Control (N=33)
ELAD Treatment Subjects Censored: 26
Control Subjects Censored: 25
p-value [1] 0.006

Overall Survival up to Study Day 91 excludes data from follow-up Protocol VTI-208E that is after Study Day 91.
Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata

\\fs1\syscon\dat\Vital_Therapies\VTL-00822_VTI-208\sas\programs\f-kmos-subset.sas 2015-08-19 10:51

# Key Conclusions Data Summary
# Key Sub Groups

- MELD <28 and Age <median (46.9 years)

  ITT Total N=59 ELAD: N=26 Control: N=33

  – HR: 0.375 (1.18) p=0.085

  – Proportion survivors (91d): ELAD: 100% Control: 72.7% p=0.006

# Summary

- Acute alcoholic liver disease has high mortality and no effective treatment yet
- The inflammatory cascade involved in AAH is a target for future treatments
- C3A cells express factors that may have modulatory effects on the inflammatory cascade

# Summary

- While the VTI ELAD study did not meet primary endpoint for overall survival, a subset of patients showed a 90-day survival benefit (100% vs 73%, p=0.006)
  - Less than 47 years old
  - MELD less than 28

# Appendix

# Analysis of Baseline MELD vs Mortality



Proportion of Subjects in MELD group among Subjects who Died at Day 91
Control
ELAD

Correlation (CMH) p=0.003

# Regression Analysis of Baseline MELD vs Mortality


Control
ELAD
p=0.52
p=0.006
Regression

# Distribution of Baseline Age



Histogram of Age
Planned Treatment for Period 01
Control
ELAD Treatment
Percent
0
5
10
15
20
25
Control
ELAD
24
30
36
42
48
54
60
66
Age

# Odds Ratio: MELD group comparison, Age

## Control



| Odds Ratio Estimates | | | |
|---|---|---|---|
| Effect | Point Estimate | 95% Wald Confidence Limits | |
| AGE | 1.037 | 0.997 | 1.078 |
| MELDCAT 1:<=23 vs 4:30+ | 0.535 | 0.155 | 1.851 |
| MELDCAT 2:24-26 vs 4:30+ | 0.609 | 0.211 | 1.756 |
| MELDCAT 3:27-29 vs 4:30+ | 0.412 | 0.133 | 1.279 |

## ELAD



| Odds Ratio Estimates | | | |
|---|---|---|---|
| Effect | Point Estimate | 95% Wald Confidence Limits | |
| AGE | 1.116 | 1.045 | 1.191 |
| MELDCAT 1:<=23 vs 4:30+ | 0.125 | 0.024 | 0.648 |
| MELDCAT 2:24-26 vs 4:30+ | 0.102 | 0.029 | 0.360 |
| MELDCAT 3:27-29 vs 4:30+ | 0.596 | 0.163 | 2.170 |

# MELD Groups vs Age

Control



ELAD



| Analysis of Maximum Likelihood Estimates | | | | | | | Analysis of Maximum Likelihood Estimates | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Parameter | | DF | Estimate | Standard Error | Wald Chi-Square | Pr > ChiSq | Parameter | | DF | Estimate | Standard Error | Wald Chi-Square | Pr > ChiSq |
| INTERCEPT | | 1 | -2.1294 | 0.9325 | 5.2145 | 0.0224 | INTERCEPT | | 1 | -5.6802 | 1.6335 | 12.0921 | 0.0005 |
| AGE | | 1 | 0.0362 | 0.0199 | 3.3185 | 0.0685 | AGE | | 1 | 0.1093 | 0.0335 | 10.6587 | 0.0011 |
| MELDCAT | 1:<=23 | 1 | -0.1229 | 0.4049 | 0.0922 | 0.7614 | MELDCAT | 1:<=23 | 1 | -0.8570 | 0.5788 | 2.1921 | 0.1387 |
| MELDCAT | 2:24-26 | 1 | 0.00571 | 0.3319 | 0.0003 | 0.9863 | MELDCAT | 2:24-26 | 1 | -1.0629 | 0.4317 | 6.0634 | 0.0138 |
| MELDCAT | 3:27-29 | 1 | -0.3845 | 0.3655 | 1.1069 | 0.2928 | MELDCAT | 3:27-29 | 1 | 0.7008 | 0.4615 | 2.3065 | 0.1288 |

# Support of Hepatocellular Metabolic Function

- C3A cells exhibit a diverse expression of various critical cytochrome P450 isozymes including those most involved in drug metabolism such as CYP1A2, CYP2C9, CYP2C19, CYP2D6, CYP3A4 and CYP3A5
  - The mRNA expression of these CYPs increases when the C3A cells are cultured three-dimensionally within the ELAD cartridges relative to monolayer culture
  - Unique responses can be observed, potentially due to dynamic interactions with an individual subject's unique physiology
- These data may help clarify the mechanism of action of the ELAD System in supporting detoxification and potentially improving survival in subjects with ACLF and ALF